Exhibit 99.1

Contact:	Dennis Story Chief Financial Officer Manhattan Associates, Inc. 770-955-7070 dstory@manh.com	Cameron Smith Director, Corporate Communications Manhattan Associates, Inc. 678-597-6841 camsmith@manh.com

Manhattan Associates Reports Record First Quarter 2014 Results

Company raises full-year revenue and EPS guidance

ATLANTA – April 22, 2014 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the first quarter ended March 31, 2014 of $0.26 compared to $0.19 in Q1 2013, on license revenue of $17.1 million and record total revenue of $113.6 million. GAAP diluted earnings per share for Q1 2014 was $0.24 compared to $0.17 in Q1 2013.

“We’re very pleased with our performance in the first quarter of 2014. Across the board we executed well serving our customers, extending our supply chain commerce market leadership position and delivering record financial performance,” said Eddie Capel, Manhattan Associates president and CEO. “In the new omni-channel world of Supply Chain Commerce, we continue to experience solid demand for our products and innovation. We will continue to strive to enhance our market position and improve our financial results throughout 2014 and beyond.”

FIRST QUARTER 2014 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.26 in Q1 2014, compared to $0.19 in Q1 2013.

•	GAAP diluted earnings per share was $0.24 in Q1 2014, compared to $0.17 in Q1 2013.

•	Consolidated total revenue was $113.6 million in Q1 2014, compared to $96.6 million in Q1 2013. License revenue was $17.1 million in Q1 2014, compared to $14.2 million in Q1 2013.

•	Adjusted operating income, a non-GAAP measure, was $32.3 million in Q1 2014, compared to $21.6 million in Q1 2013.

•	GAAP operating income was $30 million in Q1 2014, compared to $19.7 million in Q1 2013.

•	Cash flow from operations was $19.1 million in Q1 2014, compared to $20.1 million in Q1 2013. Days Sales Outstanding was 53 days at March 31, 2014, compared to 61 days at December 31, 2013.

•	Cash and investments at March 31, 2014 was $125.9 million, compared to $133.0 million at December 31, 2013.

•	During the three months ended March 31, 2014, the Company repurchased 694,547 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $25.5 million. In April 2014, the Board of Directors approved raising the Company’s share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SALES ACHIEVEMENTS:

•	Four contracts of $1.0 million or more in recognized license revenue during the first quarter of 2014.

•	Completing software license wins with new customers such as: DCG Fulfillment, Dunham’s Sports, Express-1, Floor and Decor Outlets of America, Hastings Deering, ICA Sverige, Kapal Api, LifeShield, Norix Group, Ulta, Vente-Privee, and West Coast Distribution.

•	Expanding relationships with existing customers such as: The Apparel Group, Automotive Holdings Group (AHG), C&J Clark International Ltd., Cabela’s, Donaldson Europe BVBA, Federal-Mogul, GENCO Holdings, Genesco, The Harvard Drug Group, Jasco Products Company, Just Group, Knight Transportation, Movianto, Nassau Candy, Nordstrom, Northern Tool + Equipment, Ozburn-Hessey Logistics (OHL), Performance Team Freight Systems, Rhee Brothers, Samsung India Electronics, Simplehuman, Sodimac Colombia, Southeastern Freight Lines, Speed Global Services, Stella & Dot, and Thai Beverage Logistics.

2014 GUIDANCE

Manhattan Associates provides the following updated revenue and diluted earnings per share guidance for the full year 2014:

	Guidance Range - 2014 Full Year
($’s in millions, except EPS)	$ Range		% Growth Range
Total revenue - current guidance	$460	$465	11%	12%
Total revenue - previous guidance	$450	$455	9%	10%
Diluted earnings per share (EPS):
Adjusted EPS(1) - current guidance	$1.06	$1.08	15%	17%
GAAP EPS - current guidance	$0.99	$1.01	15%	17%
Adjusted EPS(1) - previous guidance	$1.01	$1.03	10%	12%
GAAP EPS - previous guidance	$0.94	$0.96	10%	12%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on June 15, 2014, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2014 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of July 2014.

CONFERENCE CALL

The Company’s conference call regarding its first quarter financial results will be held today, April 22, 2014, at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.585.8367 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 13681816 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ second quarter 2014 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter ended March 31, 2014.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates brings companies closer to their customers. We design, build and deliver market-leading Supply Chain Commerce Solutions that drive top line growth by converging front-end sales with back-end supply chain execution and efficiency. Our software, platform technology and unmatched experience help our customers around the world adapt to the challenges of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2014 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
	(unaudited)
Revenue:
Software license	$17,107	$14,245
Services	86,913	74,887
Hardware and other	9,543	7,469

Total revenue	113,563	96,601
Costs and expenses:
Cost of license	1,613	1,778
Cost of services	38,460	35,046
Cost of hardware and other	7,479	6,214
Research and development	11,803	11,476
Sales and marketing	12,020	11,434
General and administrative	10,649	9,508
Depreciation and amortization	1,488	1,484

Total costs and expenses	83,512	76,940

Operating income	30,051	19,661
Other (loss) income, net	(233)	151

Income before income taxes	29,818	19,812
Income tax provision	11,106	6,457

Net income	$18,712	$13,355

Basic earnings per share	$0.25	$0.17
Diluted earnings per share	$0.24	$0.17
Weighted average number of shares:
Basic	75,817	77,308
Diluted	76,795	78,740

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
Operating income	$30,051	$19,661
Equity-based compensation (b)	2,274	1,907
Purchase amortization (c)	1	2

Adjusted operating income (Non-GAAP)	$32,326	$21,570

Income tax provision	$11,106	$6,457
Equity-based compensation (b)	844	671
Purchase amortization (c)	—	1

Adjusted income tax provision (Non-GAAP)	$11,950	$7,129

Net income	$18,712	$13,355
Equity-based compensation (b)	1,430	1,236
Purchase amortization (c)	1	1

Adjusted net income (Non-GAAP)	$20,143	$14,592

Diluted EPS (a)	$0.24	$0.17
Equity-based compensation (a,b)	0.02	0.02
Purchase amortization (a,c)	—	—

Adjusted diluted EPS (Non-GAAP) (a)	$0.26	$0.19

Fully diluted shares	76,795	78,740

(a)	On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.

(b)	To be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three months ended March 30, 2014 and 2013:

	Three Months Ended March 31,
	2014	2013
Cost of services	$370	$249
Research and development	417	298
Sales and marketing	310	512
General and administrative	1,177	848

Total equity-based compensation	$2,274	$1,907

(c)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$116,649	$124,375
Short term investments	9,285	8,581
Accounts receivable, net of allowance of $3,844 and $3,156 in 2014 and 2013, respectively	66,779	71,136
Deferred income taxes	7,321	7,300
Prepaid expenses and other current assets	10,571	7,346

Total current assets	210,605	218,738
Property and equipment, net	14,108	14,342
Goodwill, net	62,272	62,272
Deferred income taxes	438	427
Other assets	3,321	2,049

Total assets	$290,744	$297,828

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,281	$11,555
Accrued compensation and benefits	17,661	19,465
Accrued and other liabilities	12,092	12,225
Deferred revenue	59,449	53,812
Income taxes payable	2,446	7,131

Total current liabilities	99,929	104,188
Other non-current liabilities	13,125	12,054
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2014 and 2013	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 75,831,405 and 76,374,180 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	758	764
Retained earnings	183,695	188,604
Accumulated other comprehensive loss	(6,763)	(7,782)

Total shareholders’ equity	177,690	181,586

Total liabilities and shareholders’ equity	$290,744	$297,828

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2014	2013
	(unaudited)
Operating activities:
Net income	$18,712	$13,355
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,488	1,484
Equity-based compensation	2,274	1,907
(Gain) loss on disposal of equipment	(17)	1
Tax benefit of stock awards exercised/vested	6,547	4,206
Excess tax benefits from equity-based compensation	(6,509)	(4,163)
Deferred income taxes	1,302	1,682
Unrealized foreign currency loss (gain)	90	(75)
Changes in operating assets and liabilities:
Accounts receivable, net	4,496	2,255
Other assets	(4,447)	(594)
Accounts payable, accrued and other liabilities	(5,638)	(6,652)
Income taxes	(4,647)	(3,720)
Deferred revenue	5,493	10,414

Net cash provided by operating activities	19,144	20,100

Investing activities:
Purchase of property and equipment	(1,156)	(598)
Net purchases of investments	(427)	(1,115)

Net cash used in investing activities	(1,583)	(1,713)

Financing activities:
Purchase of common stock	(33,179)	(20,474)
Proceeds from issuance of common stock from options exercised	730	2,623
Excess tax benefits from equity-based compensation	6,509	4,163

Net cash used in financing activities	(25,940)	(13,688)

Foreign currency impact on cash	653	(343)

Net change in cash and cash equivalents	(7,726)	4,356
Cash and cash equivalents at beginning of period	124,375	96,737

Cash and cash equivalents at end of period	$116,649	$101,093

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
GAAP Diluted EPS	$0.17	$0.22	$0.25	$0.22	$0.86	$0.24
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.01	0.02	0.06	0.02
Purchase amortization	—	—	—	—	—	—

Adjusted Diluted EPS	$0.19	$0.24	$0.26	$0.24	$0.92	$0.26
Fully Diluted Shares	78,740	78,036	77,552	77,256	77,932	76,795

2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue:
Americas	$79,820	$83,600	$87,977	$86,947	$338,344	$91,355
EMEA	11,431	11,964	12,686	14,333	50,414	15,679
APAC	5,350	6,952	7,139	6,319	25,760	6,529

	$96,601	$102,516	$107,802	$107,599	$414,518	$113,563

GAAP Operating Income:
Americas	$16,964	$21,256	$25,613	$19,618	$83,451	$24,133
EMEA	1,753	2,736	2,633	3,166	10,288	4,058
APAC	944	2,195	2,526	1,883	7,548	1,860

	$19,661	$26,187	$30,772	$24,667	$101,287	$30,051

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,907	$2,133	$1,209	$2,076	$7,325	$2,274
Purchase amortization	2	1	2	1	6	1

	$1,909	$2,134	$1,211	$2,077	$7,331	$2,275

Adjusted non-GAAP Operating Income:
Americas	$18,873	$23,390	$26,824	$21,695	$90,782	$26,408
EMEA	1,753	2,736	2,633	3,166	10,288	4,058
APAC	944	2,195	2,526	1,883	7,548	1,860

	$21,570	$28,321	$31,983	$26,744	$108,618	$32,326

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Professional services	$49,151	$52,492	$57,690	$51,490	$210,823	$59,422
Customer support and software enhancements	25,736	25,711	27,335	26,296	105,078	27,491

Total services revenue	$74,887	$78,203	$85,025	$77,786	$315,901	$86,913

4.	Hardware and other revenue includes the following items (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Hardware revenue	$4,175	$4,285	$3,904	$8,557	$20,921	$5,946
Billed travel	3,294	3,892	4,105	3,989	15,280	3,597

Total hardware and other revenue	$7,469	$8,177	$8,009	$12,546	$36,201	$9,543

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue	$(182)	$(150)	$(329)	$(63)	$(724)	$202
Costs and expenses	(541)	(262)	(877)	(902)	(2,582)	713

Operating income	359	112	548	839	1,858	915
Foreign currency (losses) gains in other income	(179)	972	313	(445)	661	(516)

	$180	$1,084	$861	$394	$2,519	$399

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Operating income	$440	$173	$733	$900	$2,246	$898
Foreign currency (losses) gains in other income	4	931	204	3	1,142	(141)

Total impact of changes in the Indian Rupee	$444	$1,104	$937	$903	$3,388	$757

6.	Other (loss) income includes the following components (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Interest income	$326	$271	$263	$307	$1,167	$267
Foreign currency (losses) gains	(179)	972	313	(445)	661	(516)
Other non-operating (expense) income	4	—	(30)	20	(6)	16

Total other (loss) income	$151	$1,243	$546	$(118)	$1,822	$(233)

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Stock options	$148	$11	$11	$20	$190	$—
Restricted stock	1,759	2,122	1,198	2,056	7,135	2,274

Total equity-based compensation	1,907	2,133	1,209	2,076	7,325	2,274
Income tax provision	671	751	451	729	2,602	844

Net income	$1,236	$1,382	$758	$1,347	$4,723	$1,430

Diluted earnings per share	$0.02	$0.02	$0.01	$0.02	$0.06	$0.02
Diluted earnings per share—stock options	$0.00	$0.00	$0.00	$0.00	$0.00	$—
Diluted earnings per share—restricted stock	$0.01	$0.02	$0.01	$0.02	$0.06	$0.02

8.	Capital expenditures are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Capital expenditures	$598	$1,035	$1,568	$1,539	$4,740	$1,156

9.	Stock Repurchase Activity (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Shares purchased under publicly-announced buy-back program	903	785	607	537	2,832	695
Shares withheld for taxes due upon vesting of restricted stock	281	1	13	5	300	235

Total shares purchased	1,184	786	620	542	3,132	930
Total cash paid for shares purchased under publicly-announced buy-back program	$15,929	$14,409	$13,533	$15,332	$59,203	$25,459
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	4,545	19	280	152	4,996	7,720

Total cash paid for shares repurchased	$20,474	$14,428	$13,813	$15,484	$64,199	$33,179